UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 15, 2017

Commission File Number 000-53676

Lode-Star Mining, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	47-4347638
(State or other jurisdiction ofincorporation or organization)	(I.R.S. EmployerIdentification No.)

1 East Liberty St. Suite 600-Reno NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775)234-5443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 14, 2017, Lode-Star Mining, Inc. (the “Company”) informed MaloneBailey, LLP of Houston, Texas (the current auditor (“MaloneBailey”) that they have decided to change their independent registered public accounting firm. MaloneBailey’s report on the financial statements for the years ended December 31, 2015 and 2016 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Through the two year period covered by the financial statement audits for the years ended December 31, 2015 and December 31, 2016 and the subsequent interim period from January 1, 2017 through December 14, 2017, there have been no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey would have caused them to make reference thereto in their report on the financial statements and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for MaloneBailey having advised the Company that it identified certain deficiencies in the internal control over financial reporting that constitute a material weakness principally due to the size of the Company’s existing personnel, there are no significant levels of supervision, review nor are there independent directors or a formal audit committee.

We have authorized MaloneBailey to respond fully to the inquiries of the successor accountant.

On December 14, 2017, the Company engaged Morgan & Company LLP (“Morgan”) as its new independent registered public accounting firm. During the years ended December 31, 2015 and 2016 and the subsequent interim period from January 1, 2017 through December 14, 2017(the date Morgan was engaged), the Company did not consult with Morgan regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Morgan, in either case where written or oral advice provided by Morgan would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Number	Exhibit

16.1	Letter from MaloneBailey regarding Change in Certifying Accountant.

16.2	Press Release dated December 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lode-Star Mining, Inc.

Date: December 15, 2017	By:	/s/ Mark Walmesley
Mark Walmesley
Chief Executive Officer